MUNDER SMALL-CAP VALUE FUND

Class A, B, C, K, R and Y Shares

Supplement Dated August 23, 2006, to the

Prospectus dated October 31, 2005

Investors are advised that, effective immediately, the Fund is no longer limiting the offer of its shares to specified categories of investors and is completely reopened to new investors. Accordingly, the reference to the limited offering on the front cover of the Prospectus and the description of the limited categories of investors to whom the Fund’s shares may be offered contained in the Prospectus under the heading “Your Investment” beginning on page 12 are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE